UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2004

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

300 Park Boulevard, Suite 405, Itasca, Illinois (Address of principal executive offices)	60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name and address, if changed since last report)

FIRST MIDWEST BANCORP, INC.
FORM 8-K
June 3, 2004

Item 7. Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibit Index:

99	Power Point presentation delivered by both the Registrant's Executive Vice President and Chief Financial Officer and its Executive Vice President and Corporate Secretary on June 3, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition

On June 3, 2004, First Midwest Bancorp, Inc. presented at the Keefe, Bruyette & Woods 2004 Midwestern Bank Conference. The presentation is available on the Company's website, www.firstmidwest.com, and is attached as Exhibit 99 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: June 3, 2004	/s/ STEVEN H. SHAPIRO
Steven H. Shapiro Executive Vice President

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